Federal Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
Federal Tax Status:
Federal Tax Status:
7.	Federal Tax Status:

U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by IRS. The IRS has determined and informed the Bank by a signed letter dated September 26, 2022 that the Plan and related trust are designed in accordance with applicable sections of the IRC. Although, the Plan has been amended since receiving the determination letter, the Plan Administrator believes the Plan is designed, and is currently being operated in compliance with the applicable requirements of the IRC and therefore, believe that the Plan is qualified, and the related trust is tax-exempt.

The Plan is subject to routine audits by taxing jurisdictions, however there are currently no audits in progress for any tax periods.